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                                                                    EXHIBIT 10.4



                              ACORN PRODUCTS, INC.
                            1997 STOCK INCENTIVE PLAN

         1. Establishment and Purpose of the Plan. This 1997 Stock Incentive Plan (the "Plan") is established by Acorn Products, Inc., a Delaware corporation (the "Company"), as of April 3, 1997. The Plan is designed to enable the Company to attract, retain and motivate members of the senior management and certain other officers and key employees of the Company, UnionTools, Inc., a Delaware corporation ("UnionTools"), and the Company's other direct and indirect subsidiaries by providing for or increasing their proprietary interest in the Company. The Plan provides for the grant of options ("Options") that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as Options that do not so qualify ("Non-Qualified Options"), for the grant of stock appreciation rights ("Stock Appreciation Rights") and for the sale or grant of restricted stock ("Restricted Stock").

         2. Stock Subject to the Plan. The maximum number of shares of stock that may be subject to Options or Stock Appreciation Rights granted hereunder and the number of shares of stock that may be sold as Restricted Stock hereunder, shall not in the aggregate exceed 730,000 shares of common stock, $0.001 par value (the "Shares", and individually, a "Share"), of the Company, subject to adjustment under Section 12 hereof. Anything contained herein to the contrary notwithstanding, the aggregate number of Shares with respect to which options or stock appreciation rights may be granted during any calendar year to any individual shall be limited to 73,000. The Shares that may be subject to Options granted under the Plan, and Restricted Stock sold or granted under the Plan, may be authorized and unissued Shares or Shares reacquired by the Company and held as treasury stock.

         Shares that are subject to the unexercised portions of any Options that expire, terminate or are canceled, and Shares that are not required to satisfy the exercise of any Stock Appreciation Rights that expire, terminate or are canceled, and Shares of Restricted Stock that are reacquired by the Company pursuant to the restrictions thereon, may again become available for the grant of Options or Stock Appreciation Rights and the sale or grant of Restricted Stock under the Plan. If a Stock Appreciation Right is exercised, any Option or portion thereof that is surrendered in connection with such exercise shall terminate and the Shares theretofore subject to the Option or portion thereof shall not be available for further use under the Plan.


         3. Administration of the Plan. The Plan shall be administered by the Management Development and Compensation Committee (the "Committee") consisting of not less than two members appointed by the Board of Directors (the "Board") of the Company. If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. From time to time, the Board shall have the discretion to add, remove or replace members of the Committee and shall have the sole authority to fill vacancies on the Committee. All actions of the Committee shall comply with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Code.



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                                                                    EXHIBIT 10.4



         All actions of the Committee shall be authorized by a majority vote thereof at a duly called meeting. The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the agreements and other instruments evidencing Options and Stock Appreciation Rights granted and Restricted Stock sold or granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be final and conclusive upon the Eligible Employees, as hereinafter defined. Notwithstanding the foregoing, any dispute arising under any Agreement (as defined below) shall be resolved pursuant to the dispute resolution mechanism (if any) set forth in such Agreement.

         Subject to the express provisions of the Plan, the Committee shall determine the number of Shares subject to grants or sales and the terms thereof, including the provisions relating to the exercisability of Options and Stock Appreciation Rights, lapse and non-lapse restrictions upon the Shares obtained or obtainable under the Plan and the termination and/or forfeiture of Options and Stock Appreciation Rights and Restricted Stock under the Plan. The terms upon which Options and Stock Appreciation Rights are granted and Restricted Stock is sold or granted shall be evidenced by a written agreement executed by the Company and the Participant (as defined below) to whom such Options, Stock Acquisition Rights and Restricted Stock are sold or granted (the "Agreement").

         4. Eligibility. Persons who shall be eligible for grants of Options or Stock Appreciation Rights or sales or grants of Restricted Stock hereunder ("Eligible Employees") shall be employee directors of the Company or UnionTools or the Company's other direct and indirect subsidiaries and those employees of the Company, UnionTools or the Company's other direct and indirect subsidiaries who are members of a select group of management or other key employees that the Committee may from time to time designate to participate under the Plan ("Participants") through grants of Non-Qualified Options, Incentive Stock Options and, if applicable, Stock Appreciation Rights, and/or through sales or grants of Restricted Stock.

         5. Terms and Conditions of Options. No Incentive Stock Option shall be granted for a term of more than ten years and no Non-Qualified Option shall be granted for a term of more than ten years and thirty days. Options may, in the discretion of the Committee, be granted with associated Stock Appreciation Rights or be amended so as to provide for associated Stock Appreciation Rights. The Agreement may contain such other terms, provisions and conditions as may be determined by the Committee as long as such terms, conditions and provisions are not inconsistent with the Plan. The Committee shall designate as such those Options intended to be eligible to qualify and be treated as Incentive Stock Options and, correspondingly, those Options not intended to be eligible to qualify and be treated as Incentive Stock Options.

         6. Exercise Price of Options. The exercise price per share for each Non-Qualified Option granted hereunder shall be set forth in the Agreement. The exercise price per share of any Option intended to be eligible to qualify and be treated as an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date such Incentive Stock Option is granted, except that if such Incentive Stock Option is granted to a Participant who on the date of grant is treated under Section 424(d) of the Code as owning stock (not including stock purchasable under outstanding options) possessing more than ten percent of the total combined voting power of all classes of the Company's stock, the exercise price per share shall not be less than one hundred ten

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                                                                    EXHIBIT 10.4



percent (110%) of the Fair Market Value of a Share on the date such Incentive Stock Option is granted, and the option shall not be exercisable more than four years from the date of grant.

         Payment for Shares purchased upon exercise of any Option granted hereunder shall be in cash at the time of exercise, except that, if either the Agreement so provides or the Committee so permits, and if the Company is not then prohibited from purchasing or acquiring Shares, such payment may be made in whole or in part with Shares. The Committee also may on an individual basis permit payment or agree to permit payment by such other alternative means as may be lawful, including by delivery of an executed exercise notice together with irrevocable instructions to a broker promptly to deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

         7. Determination of Fair Market Value. The Fair Market Value of a Share for the purposes of the Plan shall mean the average of the high and low sale prices of a Share on the date such determination is required herein, or if there were no sales on such date, the average of the closing bid and asked prices, as reported on the principal United States securities exchange on which the Shares are listed or, in the absence of such listing, on the Nasdaq National Market or, if Shares are not at the time listed on a national securities exchange or traded on the Nasdaq National Market, the value of a Share on such date as determined in good faith by the Committee.

         8. Non-Transferability. Except to the extent provided otherwise in the Agreement, any Option granted under the Plan shall by its terms be nontransferable by the Participant other than by will or the laws of descent and distribution (in which case such descendant or beneficiary shall be subject to all terms of the Plan applicable to Participants) and is exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

         9. Incentive Stock Options. The provisions of the Plan are intended to satisfy the requirements set forth in Section 422 of the Code and the regulations promulgated thereunder (including the aggregate fair market value limits set forth in Section 422(d) of the Code) with respect to Incentive Stock Options granted under the Plan. For the purpose of this Section 9, the Fair Market Value of a Share shall be determined at the time the Incentive Stock Option is granted.

         10. Stock Appreciation Rights. The Committee may, under such terms and conditions as it deems appropriate, grant to any Eligible Employee selected by the Committee, Stock Appreciation Rights, which may or may not be associated with Options. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount equal to the excess of the Fair Market Value of the underlying Shares on the date of exercise over the exercise price of the Stock Appreciation Rights. Such payment may be made in additional Shares valued at their Fair Market Value on the date of exercise or in cash, or partly in Shares and partly in cash, as the Committee may designate. The Committee may require that any Stock Appreciation Right shall be subject to the condition that the Committee may at any time, in its absolute discretion, not allow the exercise of such Stock Appreciation Right. The Committee may further impose such conditions on the exercise of Stock Appreciation Rights as may be necessary or desirable to comply with Rule 16b-3 under the Exchange Act.

         11. Restricted Stock. The Committee may sell or grant Restricted Stock under the Plan (either independently or in connection with the exercise of options or Stock Appreciation Rights under the Plan) to Eligible Employees selected by the Committee. The Committee shall in each case


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                                                                    EXHIBIT 10.4



determine the number of Shares of Restricted Stock to be sold or granted, the price at which such Shares are to be sold, if applicable, and the terms or duration of the restrictions to be imposed upon those Shares.

         12. Adjustments. If at any time the class of Shares subject to the Plan is changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar events, or in the event of a rights offering to purchase Shares at a price substantially below Fair Market Value, an appropriate adjustment consistent with such change, exchange or offering shall be made in the number, exercise or sale price and/or type of shares or securities for which Options or Stock Appreciation Rights may thereafter be granted and Restricted Stock may thereafter be sold or granted under the Plan in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan. Any such adjustment in outstanding Options or in outstanding rights to purchase Restricted Stock shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options or the aggregate purchase price of such Restricted Stock, as the case may be.

         13. Change of Control. Notwithstanding any provision of this Plan to the contrary, in the event of a Change of Control (as defined below), all Options and Stock Appreciation Rights that have been granted by the Board as of the date thereof shall vest and become exercisable, as the case may be, immediately prior to the effective time of any Change of Control and all conditions to exercise thereof shall be deemed to have been met.

         For purposes of this Section 13, the following terms shall have the following meanings:

         "Affiliate" of any specified Person (as defined in Section 13(d) of the Exchange Act) shall mean (i) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any Person who is a director or officer (a) of such Person, (b) of any subsidiary of such Person or (c) of any Person described in clause (i) above. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

         "Change of Control" shall mean: (i) the acquisition by any Person (as defined in Section 13(d) of the Exchange Act) other than TCW or Oaktree, of beneficial ownership (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except such Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of securities of the Company (a) having 25% or more of the total voting power of the then outstanding voting securities of the Company and (b) having more voting power than the securities of the Company beneficially owned by Oaktree; (ii) during any twelve month period, a change in the Board occurs such that Incumbent Members do not constitute a majority of the Board; (iii) a sale of all or substantially all of the assets of the Company or UnionTools; or (iv) the consummation of a merger or consolidation of the Company with any other Person, provided, however, that no Change of Control shall have occurred pursuant to this clause (iv) if (A) after such merger or consolidation the voting securities of the Company prior to such merger or consolidation continue to represent more than 50% of the combined voting power of


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                                                                    EXHIBIT 10.4



such Person or (B) if such merger or consolidation does not result in a material change in the beneficial ownership of the Company's voting securities.

         "Incumbent Members" shall mean the members of the Board on the date immediately preceding the commencement of a twelve-month period, provided that any person becoming a Director during such twelve-month period whose election or nomination for election was approved by a majority of the Directors who, on the date of such election or nomination for election, comprised the Incumbent Members shall be considered one of the Incumbent Members in respect of such twelve-month period.

         "Oaktree" shall mean Oaktree Capital Management, LLC and its Affiliates, including any partnerships, separate accounts or other entities managed by Oaktree.

         "TCW" shall mean: TCW Special Credits Plus Fund; TCW Special Credits Fund III; TCW Special Credits Fund IIIb; TCW Special Credits Fund IV; TCW Special Credits Trust; TCW Special Credits Trust IIIb; TCW Special Credits Trust IV; TCW Special Credits Trust IVa; TCW Special Credits, as investment manager of Delaware State Employees' Retirement Fund, Weyerhaeuser Company Pension Trust and The Common Fund for Bond Investments; and any of their respective Affiliates.

         14. Investment Representation. Each Agreement may provide that, upon demand by the Committee for such a representation, the Optionee shall deliver to the Committee at the time of any exercise of an Option a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares issued upon exercise of an Option shall be a condition precedent to the right of the Optionee or such other person to purchase any Shares.

         15. Duration of the Plan. Options and Stock Appreciation Rights may not be granted and Restricted Stock may not be sold or granted under the Plan after April 3, 2007.

         16. Amendment and Termination of the Plan. The Board may at any time alter, amend, suspend or terminate the Plan. The Committee may amend the Plan or any Agreement issued hereunder to the extent necessary for any Option or Stock Appreciation Right granted or Restricted Stock sold or granted under the Plan to comply with applicable tax or securities laws.

         No Option or Stock Appreciation Right may be granted or Restricted Stock sold or granted during any suspension or after the termination of the Plan. No amendment, suspension or termination of the Plan or of any Agreement issued hereunder shall, without the consent of the affected holder of such Option or Stock Appreciation Right or Restricted Stock, alter or impair any rights or obligations in any Option or Stock Appreciation Right or Restricted Stock theretofore granted or sold to such holder under the Plan.

         17. Nature of the Plan. The Plan is intended to qualify as a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933. The grant, exercise or sale of securities under the Plan is intended to qualify for the exemption from short swing profits liability under
Section 16(b) of the Exchange Act, provided by Rule 16b-3 promulgated thereunder, as such Rule is now in effect or hereafter amended.

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                                                                    EXHIBIT 10.4



         18. Cancellation of Options. Any Option granted under the Plan may be canceled at any time with the consent of the holder and a new Option may be granted to such holder in lieu thereof.

         19. Withholding Taxes. Whenever Shares are to be issued with respect to the exercise of Options or amounts are to be paid or income earned with respect to Stock Appreciation Rights or Restricted Stock under the Plan, the Committee in its discretion may require the Participant to remit to the Company, prior to the delivery of any certificate or certificates for such Shares or the payment of any such amounts, all or any part of the amount determined in the Committee's discretion to be sufficient to satisfy federal, state and local withholding tax obligations (the "Withholding Obligation") that the Company or its counsel determines may arise with respect to such exercise, issuance or payment. Pursuant to a procedure established by the Committee, the Participant may (i) request the Company to withhold delivery of a sufficient number of Shares or a sufficient amount of the Participant's compensation or (ii) deliver a sufficient number of previously-issued Shares, to satisfy the Withholding Obligation.

         20. No Rights as Stockholder or to Continuance of Employment. No Participant shall have any rights as a Stockholder with respect to any Shares subject to his or her Option or Stock Appreciation Right prior to the date of issuance to him or her of a certificate or certificate for such Shares. The Plan and any Option or Stock Appreciation Rights granted and any Restricted Stock sold or granted under the Plan shall not confer upon any Participant any right with respect to any continuance of employment by the Company, nor shall they interfere in any way with the right of the Company to terminate his or her employment at any time.

         21. Compliance with Government Law and Regulations. The Plan, the grant and exercise of Options and Stock Appreciation Rights, and the grant and sale of Restricted Stock thereunder, and the obligation of the Company to sell and deliver Shares under such Options and Stock Appreciation Rights, shall be subject to all applicable laws, rules and regulations and to such approvals by any government or regulatory agency that may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange on which Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any state or federal law, or any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

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